                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of June 15, 2005 between CITIGROUP GLOBAL MARKETS REALTY CORP. (the "Seller")
and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans")
identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1,
2005, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), Allied Capital Corporation, as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee
(the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and
Servicing Agreement.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,104,182,164.52 (the "CGMRC Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The CGMRC Mortgage
Loan Balance, together with the aggregate principal balance of the Other
Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$1,450,972,921 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on June 28, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing
Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage
Loans shall consist of an amount equal to (i) 101.9384% of the CGMRC Mortgage
Loan Balance as of the Cut-off Date, plus (ii) $4,224,600.96, which amount represents the amount of interest accrued on the CGMRC Mortgage Loan Balance at, in the case of the portion thereof attributable to each Mortgage Loan,

the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver to the Trustee (with a copy to the Master Servicer and the
Special Servicer within ten Business Days of the Closing Date), the documents and instruments specified below with respect to each Mortgage Loan (each a
"Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date.
Each Mortgage File shall contain the following documents:

               (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2005-C3,
     Commercial Mortgage Pass-Through Certificates, Series 2005-C3 or in blank
     (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable

                                        2

     recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the
     Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2005-C3,
     Commercial Mortgage Pass-Through Certificates, Series 2005-C3 (and, in the
     case of an A/B Loan Combination, also on behalf of the related
     B-Noteholder(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above), in favor of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2005-C3,
     Commercial Mortgage Pass-Through Certificates, Series 2005-C3 (and, in the
     case of an A/B Loan Combination, also on behalf of the related
     B-Noteholder(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
     Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, an original UCC Financing Statement assignment, in form suitable for filing

                                        3

     in favor of LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2005-C3,
     Commercial Mortgage Pass-Through Certificates, Series 2005-C3 (and, in the
     case of any A/B Loan Combination, also on behalf of the related
     B-Noteholder(s)), as assignee, or in blank;

               (ix) an original or a copy of (A) any Ground Lease and (B) any loan guaranty, indemnity, ground lessor estoppel or environmental insurance policy or lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor (including, in the case of an A-Note
     Mortgage Loan, any related A/B Intercreditor Agreement) and any intercreditor agreement relating to mezzanine debt related to the
     Mortgagor;

               (xi) copies of any loan agreement, escrow agreement or security agreement relating to the Mortgage Loan;

               (xii) a copy of any letter of credit and related transfer
     documents relating to the Mortgage Loan (with the originals thereof to be delivered to the Master Servicer);

               (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer or assignment documents; and

               (xiv) with respect to each B-Note Loan, all of the above
     documents with respect to such B-Note Loan and the related A/B
     Intercreditor Agreement; provided that a copy of the Mortgage Note relating to each B-Note Loan, rather than the original, shall be provided, and no endorsements to such note shall be provided.

          (d) The Seller shall take all actions reasonably necessary to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement.

          (e) All documents and records (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and in the
Seller's possession that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master
Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller

                                        4

which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the
Master Servicer.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                                        5

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of the Aggregate
     Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser and the Trustee (for the benefit of the Certificateholders), which representations and warranties are subject to the exceptions set forth on Schedule III.

          (c) If the Seller receives written notice of a Document Defect or a
Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement
relating to a Mortgage Loan, then the Seller shall, not later than 90 days (or, if applicable, such shorter period contemplated by Section 3(g)) from receipt of such notice (or, in the case of a Document Defect or Breach relating to a
Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC
Provisions (a "Qualified Mortgage"), not later than 90 days (or, if applicable, such shorter period contemplated by Section 3(g)) from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the
Seller receives such notice in a timely manner), if such Document Defect or
Breach shall materially and adversely affect the

                                        6

value of the applicable Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust Fund Expenses directly resulting therefrom or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period (or, if applicable, such shorter period contemplated by
Section 3(g)), (i) repurchase the affected Mortgage Loan at the applicable
Purchase Price not later than the end of such 90-day period (or, if applicable, such shorter period contemplated by Section 3(g)), or (ii) substitute a
Qualified Substitute Mortgage Loan (other than with respect to the Carolina
Place Mortgage Loan, for which no substitution shall be permitted) for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master
Servicer for deposit into the Certificate Account, any Substitution Shortfall
Amount in connection therewith; provided, however, that, if a Document Defect
(other than a Document Defect specifically addressed in Section 3(g)) or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground
Lease or any letter of credit) shall be considered to materially and adversely affect the value of the applicable Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related
Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate significant servicing obligations. For a period of two years from the
Closing Date, so long as there remains any Mortgage File relating to a Mortgage
Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such
Document Defect remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in paragraph 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage Loan if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of the Trust Fund. Periodic Payments due with respect

                                        7

to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund and shall be remitted to the
Seller promptly following receipt.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan
Repurchase Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document
Defect or Breach exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary
Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an
Opinion of Counsel that such modification shall not cause an Adverse REMIC
Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

                                        8

          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased
Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the
Custodian, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

          (f) Without limiting the remedies of the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

          (g) Notwithstanding any other provision of this Agreement to the contrary, if any Specially Designated Mortgage Loan Document is identified on the schedule of exceptions delivered by the Trustee on the Closing Date pursuant to the Pooling and Servicing Agreement, the Seller shall cure any material exception identified therein within 15 Business Days (or, in the reasonable discretion of the Controlling Class Representative, 30 Business Days) following the Closing Date (for the avoidance of doubt, any deficiencies with respect to a
Mortgage resulting solely from a delay in the return of the related documents from the applicable recording office, shall not be subject to the provision of this Section 3(g)). If such Document Defect is not so cured, the Seller shall:
(1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to item identified in Section 2(c)(xii), deposit with the Special
Servicer an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (or, in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer, a replacement letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit), which the Master
Servicer or the Special Servicer, as the case may be, on behalf of the Trust, may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to the items identified in Sections 2(c)(i), 2(c)(ii) and 2(c)(vii), deposit with the Special Servicer an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated
Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the appropriate servicer until the earlier of (x) the date on which the Master
Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured, at

                                        9

which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) 30 Business Days or, if the Controlling Class Representative
has extended the cure period, 45 Business Days after the Closing Date; provided, however, that if such exception is not cured within such 30-Business Day or
45-Business Day period, as the case may be, (A) in the case of clause (2) above the Special Servicer shall retain the funds (on deposit in the Special Reserve
Account) or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit shall be returned to the Seller.

          The Seller may direct the Special Servicer to invest or cause the investment of the funds deposited in a Special Reserve Account in Permitted
Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next P&I Advance
Date, provided, that in the absence of appropriate and timely written instructions from the Seller, the Special Servicer shall not have any obligation to invest, or direct the investment of, funds in a Special Reserve Account. All income and gain realized from the investment of funds deposited in a Special
Reserve Account shall be for the benefit of the Seller. The Seller shall remit to the Trustee from its own funds for deposit into any Special Reserve Account the amount of any Net Investment Loss (net of Net Investment Earnings) in
respect of such Permitted Investments immediately upon realization of such Net
Investment Losses and receipt of written notice thereof from the Trustee, provided, that the Seller shall not be required to deposit any loss on an investment of funds in the Special Reserve Account if such loss is incurred solely as a result of the insolvency of the federal or state chartered depository institution or trust company that holds such Special Reserve Account so long as such depository institution is not the same entity as the Seller or an affiliate thereof. Any Special Reserve Account shall be beneficially owned by the Seller, who shall be taxable on all income, if any, with respect thereto.

          (h) Notwithstanding any other provision of this Agreement to the contrary, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related
Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) that is a subject of matters described in representations 23 and 43 set forth in Schedule I to this
Agreement, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within
90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master
Servicer, the Special Servicer or the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. To the extent that the required payment referred to in the second preceding sentence is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such
Breach.

                                       10

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the
Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

          (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any

                                       11

other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the
Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this
Agreement.

          (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, New
York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial
Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;
and

          (f) Letters from the independent accounting firm of Ernst & Young LLP in form satisfactory to the Purchaser, relating to certain

                                       12

information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus and Prospectus Supplement, respectively.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the
Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or the Seller or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans or the Seller, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the
Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans or the Seller, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement
shall consist of Annexes A-1, A-2, A-3, A-4, A-5 and B thereto (insofar as the information contained in such annexes

                                       13

relates to the Mortgage Loans), the diskette which accompanies the Prospectus
Supplement (insofar as such diskette is consistent with such Annexes A-1, A-2,
A-3, A-4, A-5 and B) and the following sections of the Prospectus Supplement (to the extent they relate to the Seller or the Mortgage Loans and exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of
Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers," "Summary of
Prospectus Supplement--The Underlying Mortgage Loans and the Mortgaged Real
Properties," "Risk Factors--Risks Related to the Underlying Mortgage Loans," and
"Description of the Mortgage Pool." The "Specified Portions" of the Memorandum
shall consist of the Specified Portions of the Prospectus Supplement and
"Summary of the Offering Memorandum--Relevant Parties--Mortgage Loan Sellers"
and "--Carolina Place Non-Trust Mortgage Loan Noteholder".

          (e) The certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the State of New York not earlier than sixty (60) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the Purchaser.

          SECTION 7. Indemnification.

          (a) The Seller shall indemnify and hold harmless the Purchaser, the
Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter or
Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange
Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses
(including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus
Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered
Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for

                                       14

review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state in the Disclosure Material (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational
Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that (1) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure
Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related
Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annexes A-1,
A-2, A-3, A-4, A-5 and B thereto, the Memorandum, the Diskette, any
Computational Materials and ABS Term Sheets with respect to the Registered
Certificates and any items similar to Computational Materials and ABS Term
Sheets forwarded to prospective investors in the Non-Registered Certificates),
(2) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure
Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged
Properties and/or the Seller set forth in the Specified Portions (which shall include all statements in the sections constituting the Specified Portions that purport to summarize the terms of any intercreditor, co-lender or similar agreement relating to a Mortgage Loan, including, without limitation, those terms thereof that address servicing and administration) of each of the
Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum,
(3) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 of this Agreement or (4) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the
Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters and/or the Initial Purchasers by
the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the
Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annexes A-1, A-2, A-3, A-4, A-5 and B to the
Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annexes
A-1, A-2, A-3, A-4, A-5 and B, as applicable, including without limitation the aggregation of such information with comparable information relating to the
Other Mortgage Loans. Notwithstanding the foregoing, the

                                       15

indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material
(exclusive of the Prospectus or any corrected or amended Prospectus or the
Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and (z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received written notice of such correction or amendment prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

          (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-108125 filed by the Purchaser on Form
S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated June 15,
2005, as supplemented by the prospectus supplement dated June 15, 2005 (the
"Prospectus Supplement" and, together with the Base Prospectus, the
"Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated June 15, 2005 relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the offering memorandum dated June 15, 2005, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2,
Class A-3, Class A-SB, Class A-4, Class A-1A, Class A-MFL, Class A-M, Class A-J,
Class B, Class C and Class D Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational
Materials" shall have the meaning assigned thereto in the no-action letter dated
May 20, 1994 issued by the Division of Corporation Finance of the Securities and
Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation
I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation
and the no-action letter dated May 27, 1994 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association
(together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the
Division of Corporation Finance of the Commission to the Public Securities
Association (the "PSA Letter" and, together with the Kidder Letters, the
"No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the agreed upon procedures letters dated June 6, 2005 and June 15,
2005 and rendered by Ernst & Young LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

                                       16

          (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party;
provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters or the Initial Purchasers, as the case may be, representing all the indemnified parties under this Section 7 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i)
such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such

                                       17

settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceedings with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceedings that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties;
provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective
Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial
Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

          (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses.
If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly

                                       18

refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i)
any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the
Initial Purchasers, and (iii) acceptance of and payment for any of the
Certificates.

          (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

          SECTION 8. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the CGMRC Mortgage Loan
Balance represents as of the Cut-off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a preliminary and final Prospectus and Memorandum relating to the
Certificates; (iii) the initial fees, costs, and expenses of the Trustee
(including reasonable attorneys' fees); (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS
Term Sheets, including in respect of the cost of obtaining any "comfort letters"
with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Underwriters and the Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of
Leases as contemplated by Section 2 hereof with respect to such Seller's
Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the

                                       19

Purchaser and not as a pledge of the Mortgage Loans by the Seller to the
Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the
Seller to the Purchaser to secure a debt or other obligation of the Seller, and
(b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or,
if established, the REO Account (each as defined in the Pooling and Servicing
Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage
Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and
(v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee)
holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement.

                                       20

          SECTION 10. Covenants of Purchaser. The Purchaser shall provide the
Seller with all forms of Disclosure Materials (including the final form of the
Memorandum and the preliminary and final forms of the Prospectus Supplement)
promptly upon any such document becoming available.

          SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 12. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 16. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to

                                       21

damages or other relief, costs and expenses, attorneys' fees and court costs
(including, without limitation, expert witness fees). As used herein, the term
"prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 18. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters and the Initial Purchasers (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This
Agreement is enforceable by the Underwriters, the Initial Purchasers and the
other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the
Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 20. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

          SECTION 21. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       22

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        CITIGROUP GLOBAL MARKETS
                                        REALTY CORP.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                            Name: Angela Vleck
                                            Title: Authorized Agent

                                        Address for Notices:

                                        388 Greenwich Street
                                        New York, New York 10013
                                           Telecopier No.: 212-816-8307
                                           Telephone No.: 212-816-8087

                                        PURCHASER

                                        CITIGROUP COMMERCIAL MORTGAGE
                                           SECURITIES INC.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                            Name: Angela Vleck
                                            Title: Vice President

                                        Address for Notices:

                                        388 Greenwich Street
                                        New York, New York 10013
                                           Telecopier No.: 212-816-8307
                                           Telephone No.: 212-816-8087

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the phrases "to the knowledge of the
Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular
Mortgage Loan, the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the
Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

     1. The information pertaining to each Mortgage Loan set forth in the
Mortgage Loan Schedule was true and correct in all material respects as of the
Cut-off Date.

     2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each
Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

     4. The proceeds of such Mortgage Loan have been fully disbursed (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

                                       I-1

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related
Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such
Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related
Mortgage Loan to any other Person.

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note,
Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of
Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors'
rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
(5) above and the following title exceptions (each such title exception, a
"Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the
Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or

                                       I-2

materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the
Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property. Except with respect to cross-collateralized and cross-defaulted
Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the
Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a
Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
Financing Statements are required in order to effect such perfection.

     10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the
Cut-off Date have become delinquent in respect of each related Mortgaged
Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related

                                       I-3

Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the
Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence, either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial or multifamily (as applicable) mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatened proceeding for the condemnation of all or a material portion of the
Mortgaged Property securing any Mortgage Loan.

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal
(as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y)
qualified to do business in the jurisdiction in which the related Mortgaged
Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road (except as provided below), (b) against any loss due to encroachments of any material portion of the improvements thereon, including encroachments over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

     13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage
Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged
Property without any elevator, 6 months); and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial or multifamily (as applicable)
mortgage lenders, but

                                       I-4

not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML")
for the Mortgaged Property in the event of an earthquake. In such instance, the
PML was based on a 475 year lookback with a 10% probability of exceedance in a
50 year period. If the resulting report concluded that the PML would exceed 20%
of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or
Fitch or "Baa3" (or the equivalent) from Moody's. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana,
Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged
Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii)
100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each
Mortgage or related Mortgage Loan documents, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the
Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial or multifamily (as applicable) mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial or multifamily (as applicable) mortgage lenders, or (2) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial or multifamily (as applicable)
lenders for similar mortgage loans, and accrued interest thereon. To the
Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent such qualification is required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee
(or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each
Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the
Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any
Mortgage Loan having an unpaid principal balance equal to or greater than
$15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

     14. Except as provided below, (a) other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing

                                       I-5

under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent)
which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraphs of this
Schedule I or in any paragraph of Schedule II, and (b) the Seller has not waived any material default, breach, violation or event of acceleration under such
Mortgage or Mortgage Note, except for a written waiver contained in the related
Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related
Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the
Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged
Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

     18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury
Regulations Sections 1.860-G(2)(a)(3) and 1.860G(2)(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the
Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the Testing Date, or (ii) as of
the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1)
the amount of any lien on such interest in real property that is senior to the
Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing
Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such
"significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a

                                       I-6

"significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such
Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related
Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with
Treasury Regulations Section 1.856-6, would constitute "foreclosure property"
within the meaning of Section 860G(a)(8) of the Code.

     19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged
Property during the 18-months preceding the origination of the related Mortgage
Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition
(REC), as that term is defined in the Standard Practice for Environmental Site
Assessments: Phase I Environmental Site Assessment Process Designation: E
1527-00, as recommended by the American Society for Testing and Materials
(ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the
REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy. Annex A to this Schedule I sets forth those Mortgage Loans (if any) as to which the related
Mortgagor obtained a secured creditor impaired property policy. The Mortgage
Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the
Mortgagor to abide by such laws or has provided environmental insurance.

     20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of

                                       I-7

bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

     21. No Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

     22. Each Mortgage Loan is a whole loan (except with respect to an A-Note
Mortgage Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged
Property or, other than the ARD Loans, provide for negative amortization. The
Seller holds no preferred equity interest.

     23. Each Mortgage or related Mortgage Loan document contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Mortgagor, transfers of less than a controlling interest (as such term is defined in the related
Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the
Mortgage Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). Each Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since May 16, 2005.

     25. Except as provided below, each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged
Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such
Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a
Mortgage Loan secured by multiple Mortgaged Properties, one or more of such
Mortgaged Properties) U.S. Treasury obligations sufficient to pay the Mortgage
Loans (or portions thereof) in accordance

                                       I-8

with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents not less than 125% of the appraised value of such Mortgaged Property or the portion thereof that is being released, or (d) as set forth on Annex B, which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged
Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged
Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. Except as provided below, to the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable
Mortgaged Property is located, as of the date of origination of such Mortgage
Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the
Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each
Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such
Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

     29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a
Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged
Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over

                                       I-9

$15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged
Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a
Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such
Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued
existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the
Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the
Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage
Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

     32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

     33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

     34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                                      I-10

     35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

     36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged
Property, as of the date of origination of the Mortgage Loan, the related
Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off Date, the Seller has no
actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

     38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all material respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

     39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
Property.

     40. Except as provided below, the Mortgage Loan documents for each Mortgage
Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor and an additional guarantor who is a natural person except that the related
Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
Mortgagor after the occurrence of an event of default and not paid to the
Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related
Mortgage Loan documents.

     41. Subject to the exceptions set forth in paragraph (5), the Assignment of
Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

                                      I-11

     42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

     43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
(ii) an Opinion of Counsel that the defeasance complies with all applicable
REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the
Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
Counsel.

     44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

     45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

     46. None of the Mortgaged Properties are encumbered, and none of the
Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than
Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the after the Cut-off Date of the related
Mortgage Loan).

     47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

                                      I-12

     48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional
Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal
Foundation, or (B) the guidelines in Title XI of the Financial Institutions
Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

     49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To
Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

     50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly
(except for some Mortgage Loans with an original principal balance less than
$5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses, rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

     51. Each Mortgaged Property is served by public utilities, water and sewer
(or septic facilities) and otherwise appropriate for the use in which the
Mortgaged Property is currently being utilized.

     52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

     (a)  the Seller:

          (i)  has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such
               Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

          in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the
          Mortgagor's ability to recover under such policy;

     (b)  all premiums for such insurance have been paid;

     (c)  such insurance is in full force and effect;

                                      I-13

     (d)  such insurance has a term of at least 5 years beyond the maturity date
          (or the Anticipated Repayment Date for ARD Loans) of such Mortgage
          Loan;

     (e)  an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint
          ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or
          RG environmental condition or circumstance affecting such Mortgaged
          Property, then, except as otherwise described on Schedule III, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B)
          the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related
          Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

     (f)  rights under such policy inure to the benefit of the Purchaser.

                                      I-14

                             ANNEX A (TO SCHEDULE I)

  Mortgage Loans as to Which the Related Mortgagor Obtained a Secured Creditor
                            Impaired Property Policy.

[None.]

                                      I-15

                             ANNEX B (TO SCHEDULE I)

                Mortgage Loans That Permit Property Substitutions

[None.]

                                      I-16

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

     1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related
Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

     2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

     3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground
Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

     4. Such Ground Lease is in full force and effect and (a) there is no material default, and (b) to the actual knowledge of the Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground
Lease.

     5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

     6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the
Mortgaged Property is subject.

     7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

                                      II-1

     8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than (a) in the case of a Mortgage
Loan that fully amortizes by its Stated Maturity Date, 10 years beyond the
Stated Maturity Date and (b) in the case of a Mortgage Loan that has a Balloon
Payment due on its Stated Maturity Date, 10 years beyond the amortization term of the Mortgage Loan.

     9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related
Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

     10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

     11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES
                            (SET FORTH IN SCHEDULE I)

Representation #8

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                     Description of Exception
--------------------------------------------------------------------------------
   40    Mount Kisco Commons               With respect to the loans listed to
  106    465 Cleveland Avenue              the left, certain tenants or others
   48    Yale New Haven Medical Center     have a right of first refusal to
   27    Wilsonville Town Center           purchase the related Mortgaged
    2    Novo Nordisk Headquarters         Property (or portion thereof) in the
                                           event the related Mortgagor elects to
                                           sell the related Mortgaged Property.
                                           While such right of first refusal
                                           would not apply to a foreclosure
                                           acquisition of the Mortgaged Property
                                           by the mortgage lender, such right of
                                           first refusal would apply to
                                           subsequent sales of the Mortgaged
                                           Property.
--------------------------------------------------------------------------------

Representation #13

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                     Description of Exception
--------------------------------------------------------------------------------
   25    Home Depot Shopping Center        The related Mortgage Loan documents
                                           provide that the insurance
                                           requirements of the related Mortgage
                                           will be deemed satisfied by the
                                           maintenance, by Home Depot and
                                           Circuit City, of the insurance
                                           required under their respective
                                           leases, or, if either or both Circuit
                                           City or Home Depot self-insures
                                           pursuant to its lease, by such
                                           self-insurance.
--------------------------------------------------------------------------------
  118    Eckerd Drug Store - Kutztown      With respect to the loans listed to
  115    Eckerds Plaza - Slane Portfolio   the left, the tenant's lease permits
                                           and the tenant has elected to
                                           self-insure for the required
                                           coverages under the related Mortgage
                                           Loan Documents other than for rental
                                           loss coverage, for which the
                                           Mortgagor is responsible to obtain.
                                           Such self-insurance is permitted
                                           under the related Mortgage Loan
                                           Documents.
--------------------------------------------------------------------------------
  103    Foothill Farms                    With respect to each of the loans
   68    711 Madison Avenue                listed to the left, although required
                                           under the terms of the related
                                           Mortgage, earthquake coverage is not
                                           in effect at the related Mortgaged
                                           Property and such requirement has
                                           been waived by Mortgagee.
--------------------------------------------------------------------------------

                                     III-1

Representation #17

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                     Description of Exception
--------------------------------------------------------------------------------
    7    United #526- Amarillo             Each loan listed to the left is
    8    United #517- Wichita Falls        cross-collateralized and
    9    United #549- Snyder               cross-defaulted with each of the
   10    United #515- Burkburnett          others.
   11    United #513- Vernon
   12    United #501- Lubbock
   13    United #509- Levelland
   14    United #527- Amarillo
   15    United #522- Amarillo
   16    United #533- Amarillo
   17    United #525- Perryton
   18    United #518- Childress
--------------------------------------------------------------------------------
   19    Jefferson Commons - University    Each loan listed to the left is
         of Missouri                       cross-collateralized and
   20    Jefferson Commons - Texas Tech    cross-defaulted with the other.
--------------------------------------------------------------------------------
   24    Jefferson Commons - Ohio State    Each loan listed to the left is
         University                        cross-collateralized and
   23    Jefferson Commons - Purdue        cross-defaulted with the other.
--------------------------------------------------------------------------------

Representation #23

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                     Description of Exception
--------------------------------------------------------------------------------
   64    National City Shopping Center     With respect to the loans listed to
   95    Westview Shopping Center          the left, the related Mortgagor has
    7    United #526- Amarillo             initiated an assignment and
    8    United #517- Wichita Falls        assumption of the Mortgage Loan and
    9    United #549- Snyder               transfer of the related Mortgaged
   10    United #515- Burkburnett          Property to certain specified
   11    United #513- Vernon               transferees approved by the Mortgage
   12    United #501- Lubbock              Loan lender.
   13    United #509- Levelland
   14    United #527- Amarillo
   15    United #522- Amarillo
   16    United #533- Amarillo
   17    United #525- Perryton
   18    United #518- Childress
--------------------------------------------------------------------------------

                                     III-2

Representation #26

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                     Description of Exception
--------------------------------------------------------------------------------
    7    United #526- Amarillo             With respect to the loans listed to
    8    United #517- Wichita Falls        the left, which are
    9    United #549- Snyder               cross-collateralized and
   10    United #515- Burkburnett          cross-defaulted with each other, the
   11    United #513- Vernon               Mortgage Loan Documents provide for
   12    United #501- Lubbock              the respective Mortgaged Properties
   13    United #509- Levelland            to be released from the effects of
   14    United #527- Amarillo             the cross in connection with a
   15    United #522- Amarillo             defeasance by: (a) delivering a
   16    United #533- Amarillo             defeasance deposit sufficient for all
   17    United #525- Perryton             remaining payments which would have
   18    United #518- Childress            been due under the loan or loans
                                           being defeased; (b) meeting certain
                                           financial tests including
                                           debt-service-coverage ratios and
                                           loan-to-value ratio tests; and (c)
                                           partial defeasance of the other
                                           cross-collateralized loan or loans in
                                           the amount equal to 125% of the
                                           principal balance of the note being
                                           defeased, less the current
                                           outstanding principal balance of such
                                           note as of the defeasance date.
--------------------------------------------------------------------------------
   19    Jefferson Commons - University    With respect to the loans listed to
         of Missouri                       the left, which are
   20    Jefferson Commons - Texas Tech    cross-collateralized and
                                           cross-defaulted with each other, the
                                           related Mortgage Loan Documents
                                           provide for the respective Mortgaged
                                           Property to be released from the
                                           effects of the cross in connection
                                           with a full defeasance of one loan
                                           if, (i) no event of default exists,
                                           (ii) the remaining mortgaged property
                                           meets certain debt service coverage
                                           ratios and loan to value ratio tests,
                                           and (iii) the remaining undefeased
                                           loan is partially defeased by an
                                           amount equal to 10% of the original
                                           principal balance of the fully
                                           defeased loan.
--------------------------------------------------------------------------------
   24    Jefferson Commons - Ohio State    With respect to the loans listed to
         University                        the left, which are
   23    Jefferson Commons - Purdue        cross-collateralized and
                                           cross-defaulted with each other, the
                                           related Mortgage Loan Documents
                                           provide for the respective Mortgaged
                                           Property to be released from the
                                           effects of the cross in connection
                                           with a full defeasance of one loan
                                           if, (i) no event of default exists,
                                           (ii) the remaining mortgaged property
                                           meets certain debt service coverage
                                           ratios and loan to value ratio tests,
                                           and (iii) the remaining undefeased
                                           loan is partially defeased by an
                                           amount equal to 10% of the original
                                           principal balance of the fully
                                           defeased loan.
--------------------------------------------------------------------------------
    2    Novo Nordisk Headquarters         With respect to the loans listed to
   44    Arbors at Centennial Park         the left, the related Mortgage Loan
   90    Riverview Commons                 Documents permit the partial release
   34    Sierra Sun Apartments             of a portion of the related Mortgaged
   48    Yale New Haven Medical Center     Property which was not allocated any
   41    Speedway Shopping Center          value in the underwriting during the
   27    Wilsonville Town Center           origination of the respective loans,
                                           provided that certain conditions
                                           precedent set forth in the related
                                           Mortgage Loan Documents are
                                           satisfied.
--------------------------------------------------------------------------------

                                     III-3

--------------------------------------------------------------------------------
    1    Carolina Place                    The related loan documents permit the
                                           Mortgagor to obtain the release of
                                           one or more parcels or outlots
                                           proposed to be transferred to a third
                                           party in connection with the
                                           expansion or other development of the
                                           related Mortgaged Property upon
                                           satisfaction of certain conditions,
                                           including among others, that (i) no
                                           default or event of default have
                                           occurred and be continuing under the
                                           Mortgage Loan, (ii) the parcel is
                                           vacant, non-income producing and
                                           unimproved and (iii) the value of the
                                           release parcel is less than 5% of the
                                           total land value of the Mortgaged
                                           Property or the rating agencies
                                           confirm that the release will not
                                           result in a downgrade, withdrawal or
                                           qualification of the then-current
                                           ratings assigned to the certificates.
--------------------------------------------------------------------------------

Representation #37

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                     Description of Exception
--------------------------------------------------------------------------------
  110    1733 Ocean Avenue                 With respect to the single tenant
                                           loan listed to the left, as of the
                                           closing date of the loan, the related
                                           Mortgaged Property did not have all
                                           certificates of occupancy. The
                                           related single tenant is obligated
                                           under its lease to obtain and
                                           maintain all required permits and
                                           licenses under applicable law with
                                           respect to the Mortgaged Property.
                                           Mortgagor is obligated under the
                                           related loan documents to use best
                                           efforts to obtain the necessary
                                           certificates should the tenant fail
                                           to do so.
--------------------------------------------------------------------------------

                                     III-4

Representation #40

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                     Description of Exception
--------------------------------------------------------------------------------
   26    Preferred Exchange Tower          With respect to the loans listed to
  105    Bayport Self Storage              the left, the related Mortgagor is
                                           responsible for environmental
                                           indemnity, but there is not an
                                           additional guarantor accepting
                                           responsibility for same.
--------------------------------------------------------------------------------
  36     Governor's Point Apartments       With respect to the loans listed to
  37     Crossroads Shopping Center        the left, there is not a warm body
   7     United #526- Amarillo             guarantor, however, an entity
   8     United #517- Wichita Falls        guarantor and the related Mortgagor
   9     United #549- Snyder               are liable for recourse carevouts.
  10     United #515- Burkburnett
  11     United #513- Vernon
  12     United #501- Lubbock
  13     United #509- Levelland
  14     United #527- Amarillo
  15     United #522- Amarillo
  16     United #533- Amarillo
  17     United #525- Perryton
  18     United #518- Childress
--------------------------------------------------------------------------------
   2     Novo Nordisk Headquarters         With respect to the loan listed to
                                           the left, the related Mortgagor is
                                           liable for recourse carveouts, but
                                           there is not an additional guarantor
                                           accepting responsibility for same.
--------------------------------------------------------------------------------

                                     III-5

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES
                           (SET FORTH IN SCHEDULE II)

General Exception

--------------------------------------------------------------------------------
 Loan
Number              Loan Name                    Description of Exception
--------------------------------------------------------------------------------
   3     270 Technology Park               With respect to the loan listed to
                                           the left, the related mortgagor has
                                           leased certain parking areas in the
                                           vicinity of the related fee-owned
                                           Mortgaged Property. These parking
                                           leases do not conform with the
                                           representations regarding ground
                                           leases set forth in Schedule II and
                                           so are exceptions to such
                                           representations. The parking leases
                                           are not required for zoning
                                           compliance and were not included in
                                           the loan originator's valuation of
                                           the Mortgaged Property, and the
                                           Mortgagor is permitted, under terms
                                           and conditions set forth in the loan
                                           documents, to terminate the parking
                                           leases in certain circumstances set
                                           forth in the related loan documents.
--------------------------------------------------------------------------------

Representation #3

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
   8     United #517 - Wichita Falls       With respect to the loan listed to
                                           the left, which is secured by the
                                           Mortgagor's leasehold interest in a
                                           ground lease, the ground lessor under
                                           the related ground lease is required
                                           to give notice of any default by
                                           ground lessee to the Mortgagee,
                                           however, the ground lease does not
                                           provide that no notice of termination
                                           is effective against the Mortgagee
                                           unless a copy of such termination has
                                           been provided to Mortgagee. In
                                           addition, the prior written consent
                                           of the Mortgagee is not required
                                           before the amendment or modification
                                           of the ground lease.
--------------------------------------------------------------------------------

Representation #8

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
   8     United #517 - Wichita Falls       With respect to the loan listed to
                                           the left, which is secured by the
                                           Mortgagor's leasehold interest in a
                                           ground lease, the current term of the
                                           ground lease expires September 30,
                                           2028, with two (2) five (5) year
                                           extension options while the
                                           amortization term of the Mortgage
                                           Loan ends December 8, 2034.
--------------------------------------------------------------------------------

                                      III-6

Representation #11

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
   8     United #517 - Wichita Falls       With respect to the loan listed to
                                           the left, which is secured by the
                                           Mortgagor's leasehold interest in a
                                           ground lease, the ground lease does
                                           not specifically require the ground
                                           lessor to enter into a new lease
                                           following a bankruptcy, although the
                                           ground lessor is generally required
                                           to allow the lienholder to enter into
                                           a new ground lease upon the
                                           termination of the ground lease.
--------------------------------------------------------------------------------

                                      III-7

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                       A-1



 LOAN   MORTGAGE LOAN  LOAN GROUP
NUMBER      SELLER       NUMBER                    LOAN / PROPERTY NAME                    PROPERTY ADDRESS               CITY
-----------------------------------------------------------------------------------------------------------------------------------

1            CGM            1      Carolina Place                                   11025 Carolina Place Parkway     Pineville
2            CGM            1      Novo Nordisk Headquarters                        100 & 150 College Road West      Princeton
3            CGM            1      270 Technology Park                              270 Technology Park              Frederick
5            CGM            1      250 West Pratt                                   250 West Pratt Street            Baltimore

-----------------------------------------------------------------------------------------------------------------------------------
                                   United Supermarket Portfolio
7            CGM            1      United # 526- Amarillo                           2530 South Georgia Street        Amarillo
8            CGM            1      United # 517- Wichita Falls                      4590 Kell Boulevard              Wichita Falls
9            CGM            1      United # 549- Snyder                             3500 College Avenue              Snyder
10           CGM            1      United # 515- Burkburnett                        311 South Avenue D               Burkburnett
11           CGM            1      United # 513- Vernon                             2900 Wilbarger Street            Vernon
12           CGM            1      United # 501- Lubbock                            2630 Parkway Drive               Lubbock
13           CGM            1      United # 509- Levelland                          511 College Avenue               Levelland
14           CGM            1      United # 527- Amarillo                           1501 East Amarillo Boulevard     Amarillo
15           CGM            1      United # 522- Amarillo                           4701 Washington Street           Amarillo
16           CGM            1      United # 533- Amarillo                           3400 River Road                  Amarillo
17           CGM            1      United # 525- Perryton                           2802 Highway 83 South            Perryton
18           CGM            1      United # 518- Childress                          2105 Avenue F Northwest          Childress
-----------------------------------------------------------------------------------------------------------------------------------
                                   EDR Portfolio I
19           CGM            2      Jefferson Commons - University of Missouri       2500 Old Highway 63 South        Columbia
20           CGM            2      Jefferson Commons - Texas Tech                   1002 Frankford Avenue            Lubbock
-----------------------------------------------------------------------------------------------------------------------------------
22           CGM            1      Alamo Plaza                                      1401 17th Street                 Denver
-----------------------------------------------------------------------------------------------------------------------------------
                                   EDR Portfolio II
23           CGM            2      Jefferson Commons - Purdue                       2243 U.S. Highway 52             West Lafayette
24           CGM            2      Jefferson Commons - Ohio State University        1150 Kinnear Road                Columbus
-----------------------------------------------------------------------------------------------------------------------------------
25           CGM            1      Home Depot Shopping Center                       75 Mystic Avenue                 Somerville
26           CGM            1      Preferred Exchange Tower                         3111 North University Drive      Coral Springs
27           CGM            1      Wilsonville Town Center                          8299 Southwest Wilsonville Road  Wilsonville
30           CGM            2      Jefferson Commons                                5800 Jefferson Commons Drive     Kalamazoo
32           CGM            1      North Atlanta Physicians MOB IV (R400 Building)  975 Johnson Ferry Road           Atlanta
33           CGM            1      Daniel Burnham Court                             1 Daniel Burnham Court           San Francisco
34           CGM            1      Sierra Sun Apartments                            12400 Sunrise Boulevard East     Puyallup
35           CGM            2      Glendale Park Apartments                         8801 Gustine Lane                Houston
36           CGM            2      Governor's Point Apartments                      3230 Stream Side Road            Raleigh

                                                   CROSS COLLATER-                     MASTER        PRIMARY
 LOAN                     CUT-OFF DATE PRINCIPAL  ALIZED (MORTGAGE                 SERVICING FEE  SERVICING FEE   ARD LOAN
NUMBER  STATE  ZIP CODE           BALANCE            LOAN GROUP)    MORTGAGE RATE       RATE          RATE       (YES/NO)?
--------------------------------------------------------------------------------------------------------------------------

1         NC     28134   114,200,000.00 (Note 1)         No            4.5975%        0.0100%        0.0000%
2         NJ     08540            53,000,000.00          No            5.4000%        0.0200%        0.0300%
3         MD     21703            51,200,000.00          No            5.4000%        0.0200%        0.0200%
5         MD     21201            37,000,000.00          No            5.2850%        0.0200%        0.0400%

--------------------------------------------------------------------------------------------------------------------------

7         TX     79109             6,183,761.42       Yes (C1)         5.4000%        0.0200%        0.0200%
8         TX     76309             4,554,364.16       Yes (C1)         5.4000%        0.0200%        0.0200%
9         TX     79549             3,839,018.99       Yes (C1)         5.4000%        0.0200%        0.0200%
10        TX     76354             3,497,243.00       Yes (C1)         5.4000%        0.0200%        0.0200%
11        TX     76384             3,203,156.65       Yes (C1)         5.4000%        0.0200%        0.0200%
12        TX     79403             2,893,173.71       Yes (C1)         5.4000%        0.0200%        0.0200%
13        TX     79336             2,869,328.89       Yes (C1)         5.4000%        0.0200%        0.0200%
14        TX     79107             2,225,518.26       Yes (C1)         5.4000%        0.0200%        0.0200%
15        TX     79110             2,217,569.96       Yes (C1)         5.4000%        0.0200%        0.0200%
16        TX     79107             2,169,880.32       Yes (C1)         5.4000%        0.0200%        0.0200%
17        TX     79070               961,741.81       Yes (C1)         5.4000%        0.0200%        0.0200%
18        TX     79201               818,672.81       Yes (C1)         5.4000%        0.0200%        0.0200%
--------------------------------------------------------------------------------------------------------------------------

19        MO     65201            19,400,000.00       Yes (C2)         5.4800%        0.0200%        0.0200%
20        TX     79416            14,500,000.00       Yes (C2)         5.4800%        0.0200%        0.0200%
--------------------------------------------------------------------------------------------------------------------------
22        CO     80202            31,500,000.00          No            5.3950%        0.0200%        0.0250%
--------------------------------------------------------------------------------------------------------------------------

23        IN     47906            14,800,000.00       Yes (C3)         5.4800%        0.0200%        0.0200%
24        OH     43212            14,700,000.00       Yes (C3)         5.4800%        0.0200%        0.0200%
--------------------------------------------------------------------------------------------------------------------------
25        MA     02145            27,000,000.00          No            5.1360%        0.0200%        0.0200%
26        FL     33065            25,000,000.00          No            5.4500%        0.0200%        0.0400%
27        OR     97070            22,893,898.48          No            5.2600%        0.0200%        0.0300%
30        MI     49009            21,600,000.00          No            5.4800%        0.0200%        0.0200%
32        GA     30342            19,900,000.00          No            5.6900%        0.0200%        0.0200%
33        CA     94109            17,980,368.56          No            5.8200%        0.0200%        0.0200%
34        WA     98374            17,660,000.00          No            5.2125%        0.0200%        0.0300%
35        TX     77031            17,250,000.00          No            5.3200%        0.0200%        0.1000%
36        NC     27613            16,240,000.00          No            5.3800%        0.0200%        0.0200%

                                         INTEREST
                                         RESERVE                                                       SCHED-     PERIODIC PAYMENT
                       ADDITIONAL        MORTGAGE                                                       ULED          ON FIRST
 LOAN                 INTEREST RATE        LOAN                                                       MATURITY        DUE DATE
NUMBER     ARD          AFTER ARD       (YES/NO)?      LOAN TYPE            GRACE PERIOD (DAYS)         DATE       AFTER CLOSING
-----------------------------------------------------------------------------------------------------------------------------------

1                                          Yes          Balloon        2 (for 1st and 2nd occurence)  01/11/10  589,033.92 (Note 1)
2                                          Yes       Interest Only                   0                03/11/10          241,812.50
3                                          Yes     Partial IO/Balloon                0                04/11/15          230,400.00
5                                          Yes     Partial IO/Balloon                0                01/11/15          162,954.17
-----------------------------------------------------------------------------------------------------------------------------------

7                                          Yes          Balloon                      0                12/11/14           34,949.68
8                                          Yes          Balloon                      0                12/11/14           25,740.57
9                                          Yes          Balloon                      0                12/11/14           21,697.55
10                                         Yes          Balloon                      0                12/11/14           19,765.88
11                                         Yes          Balloon                      0                12/11/14           18,103.75
12                                         Yes          Balloon                      0                12/11/14           16,351.78
13                                         Yes          Balloon                      0                12/11/14           16,217.01
14                                         Yes          Balloon                      0                12/11/14           12,578.29
15                                         Yes          Balloon                      0                12/11/14           12,533.37
16                                         Yes          Balloon                      0                12/11/14           12,263.83
17                                         Yes          Balloon                      0                12/11/14            5,435.62
18                                         Yes          Balloon                      0                12/11/14            4,627.01
-----------------------------------------------------------------------------------------------------------------------------------

19                                         Yes     Partial IO/Balloon                0                07/07/09           88,593.33
20                                         Yes     Partial IO/Balloon                0                07/07/09           66,216.67
-----------------------------------------------------------------------------------------------------------------------------------
22                                         Yes     Partial IO/Balloon                0                03/11/15          141,618.75
-----------------------------------------------------------------------------------------------------------------------------------

23                                         Yes     Partial IO/Balloon                0                07/07/09           67,586.67
24                                         Yes     Partial IO/Balloon                0                07/07/09           67,130.00
-----------------------------------------------------------------------------------------------------------------------------------
25                                         Yes     Partial IO/Balloon                0                12/11/14          115,560.00
26                                         Yes     Partial IO/Balloon                0                04/11/15          113,541.67
27                                         Yes          Balloon                      0                02/11/15          127,149.35
30                                         Yes     Partial IO/Balloon                0                07/07/09           98,640.00
32                                         Yes     Partial IO/Balloon                0                04/11/15           94,359.17
33                                         Yes          Balloon                      0                05/11/15          105,821.39
34                                         Yes     Partial IO/Balloon                0                01/11/15           76,710.63
35                                         Yes          Balloon                      0                06/11/15           96,004.41
36                                         Yes       Interest Only                   0                04/11/10           73,820.57

        ORIGINAL
         TERM TO                      REMAINING        STATED
        MATURITY  STATED ORIGINAL     TERM TO        REMAINING
 LOAN     / ARD     AMORTIZATION   MATURITY / ARD   AMORTIZATION    DEFEASANCE    BORROWER'S  PROPERTY   PROPERTY
NUMBER  (MONTHS)    TERM (MONTHS)     (MONTHS)     TERM (MONTHS)  LOAN (YES/NO)?   INTEREST     SIZE    SIZE TYPE
-----------------------------------------------------------------------------------------------------------------

1           55          355               55            355             Yes       Fee Simple   595,869     SF
2           60     Interest Only          57       Interest Only        Yes       Fee Simple   225,651     SF
3          120          360              118            360             Yes       Fee Simple   449,289     SF
5          120          360              115            360             Yes       Fee Simple   355,186     SF
-----------------------------------------------------------------------------------------------------------------

7          120          360              114            354             Yes       Fee Simple    71,468     SF
8          120          360              114            354             Yes        Leasehold    60,000     SF
9          120          360              114            354             Yes       Fee Simple    43,900     SF
10         120          360              114            354             Yes       Fee Simple    43,130     SF
11         120          360              114            354             Yes       Fee Simple    43,130     SF
12         120          360              114            354             Yes       Fee Simple    39,293     SF
13         120          360              114            354             Yes       Fee Simple    42,800     SF
14         120          360              114            354             Yes       Fee Simple    35,699     SF
15         120          360              114            354             Yes       Fee Simple    36,985     SF
16         120          360              114            354             Yes       Fee Simple    36,168     SF
17         120          360              114            354             Yes       Fee Simple    32,800     SF
18         120          360              114            354             Yes       Fee Simple    32,800     SF
-----------------------------------------------------------------------------------------------------------------

19          60          360               49            360             Yes       Fee Simple       260    Units
20          60          360               49            360             Yes       Fee Simple       243    Units
-----------------------------------------------------------------------------------------------------------------
22         120          360              117            360             Yes       Fee Simple   191,151     SF
-----------------------------------------------------------------------------------------------------------------

23          60          360               49            360             Yes       Fee Simple       336    Units
24          60          360               49            360             Yes       Fee Simple       166    Units
-----------------------------------------------------------------------------------------------------------------
25         120          324              114            324             Yes       Fee Simple   157,912     SF
26         120          360              118            360             Yes       Fee Simple   202,107     SF
27         120          360              116            356             Yes       Fee Simple   152,076     SF
30          60          360              49             360             Yes       Fee Simple       324    Units
32         120          360              118            360             Yes       Fee Simple   100,457     SF
33         120          360              119            359             Yes       Fee Simple    97,538     SF
34         120          360              115            360             Yes       Fee Simple       150    Units
35         120          360              120            360             Yes       Fee Simple       810    Units
36          60     Interest Only          58       Interest Only        Yes       Fee Simple       344    Units

                                                               ESCROWED      ESCROWED
                                                             REPLACEMENT    REPLACEMENT
                                      ESCROWED     ESCROWED    RESERVES      RESERVES      ESCROWED TI/LC
 LOAN                                ANNUAL REAL    ANNUAL     INITIAL    CURRENT ANNUAL  RESERVES INITIAL
NUMBER       LOCKBOX (YES/NO)?      ESTATE TAXES  INSURANCE    DEPOSIT        DEPOSIT          DEPOSIT
----------------------------------------------------------------------------------------------------------

1       Yes, In-Place Hard, Spring           0           0           0              0                 0
        Cash Management: Upon
        default or failure of a
        1.20x DSCR
2       Yes, In-Place Hard: Day 1      945,599     101,617           0         33,848                 0
3       Yes, In-Place Hard: Day 1      553,762      50,909           0         67,393         3,700,000
5       Yes, In-Place Hard: Day 1    1,210,228      57,418           0         71,264         6,183,512
----------------------------------------------------------------------------------------------------------

7       No                                   0           0           0              0                 0
8       No                                   0           0           0              0                 0
9       No                                   0           0           0              0                 0
10      No                                   0           0           0              0                 0
11      No                                   0           0           0              0                 0
12      No                                   0           0           0              0                 0
13      No                                   0           0           0              0                 0
14      No                                   0           0           0              0                 0
15      No                                   0           0           0              0                 0
16      No                                   0           0           0              0                 0
17      No                                   0           0           0              0                 0
18      No                                   0           0           0              0                 0
----------------------------------------------------------------------------------------------------------

19      Yes, In-Place Hard: Day 1      157,982           0       7,042         84,504               NAP
20      Yes, In-Place Hard: Day 1      283,044           0       7,677         92,124               NAP
----------------------------------------------------------------------------------------------------------
22      Yes, In-Place Hard: Day 1      421,722      37,572           0         38,230         4,225,890
----------------------------------------------------------------------------------------------------------

23      Yes, In-Place Hard: Day 1      312,168           0      10,000        120,000               NAP
24      Yes, In-Place Hard: Day 1      324,504           0       5,229         62,748               NAP
----------------------------------------------------------------------------------------------------------
25      No                                   0           0           0          9,480                 0
26      Yes, In-Place Hard: Day 1      548,252     149,415     239,128         40,421         1,800,000
27      Yes, Springing Hard: (i)       271,363      50,680           0              0                 0
        If Thriftway does not
        exercise its extension
        option on or prior to the
        date that is 1 year prior
        to the expiration of the
        current lease, or (ii)
        Rite Aid does not exercise
        its extension option on or
        prior to the date 6 months
        prior to expiration of
        lease.
30      Yes, In-Place Hard: Day 1      463,872           0       9,125        109,500               NAP
32      No                             173,705      23,430           0         20,091           500,000
33      Yes, Springing Hard: Upon      222,235      53,284           0         19,497           100,000
        Borrower not occupying
        Suites 205, 205C, 210 and
        315 within 90 days of
        closing
34      No                             128,067      35,640           0         37,500               NAP
35      No                             185,001     171,948           0        202,500               NAP
36      No                             210,445      62,436           0         86,000               NAP

                                                 INITIAL    INITIAL
                                                 DEFERRED   ENVIRON
 LOAN      ESCROWED TI/LC RESERVES CURRENT     MAINTENANCE  -MENTAL
NUMBER              ANNUAL DEPOSIT               DEPOSIT    DEPOSIT                      HOLDBACK RESERVE
-----------------------------------------------------------------------------------------------------------------------

1                                           0          0         0
2                                           0      1,875         0
3                                           0          0         0
5       296,929.80 (2005), 415,712.16 (2006),     14,638         0
        296,929.80 (2007), 112,832.76 (2008),
        481,026.84 (2009), 534,481.56 (2010),
             356,321.04 (2011 and thereafter)
-----------------------------------------------------------------------------------------------------------------------

7                                           0          0         0
8                                           0          0         0
9                                           0          0         0
10                                          0          0         0
11                                          0          0         0
12                                          0          0         0
13                                          0          0         0
14                                          0          0         0
15                                          0          0         0
16                                          0          0         0
17                                          0          0         0
18                                          0          0         0
-----------------------------------------------------------------------------------------------------------------------

19                                        NAP     42,725         0
20                                        NAP     48,780         0
-----------------------------------------------------------------------------------------------------------------------
22              100,000 (2010 and thereafter)    107,429         0
-----------------------------------------------------------------------------------------------------------------------

23                                        NAP      1,500         0
24                                        NAP     26,875         0
-----------------------------------------------------------------------------------------------------------------------
25                                          0          0         0
26                                          0      5,000     1,500
27                                          0          0         0
30                                        NAP          0         0
32                                    150,686          0         0
33                                    146,228     19,375         0   $2,800,000, Three (3) years to achieve release,
                                                                     and up to three (3) partial releases (including
                                                                     final release and minimum draw of $500,000)
                                                                     allowed. Release conditioned on property achieving
                                                                     DSCR of 1.2 to 1.0.
34                                        NAP          0         0   $2,998,000, Release Conditions: (a) no Event of
                                                                     Default shall exist, and (b) (i) Full Release
                                                                     Conditions: The Deposit shall be released if and
                                                                     only if, at any time on or before December 31,
                                                                     2007 ("Outside Date"), the full loan amount of
                                                                     Seventeen Million Six Hundred Sixty Thousand and
                                                                     00/100 Dollars ($17,660,000.00) results in a "Debt
                                                                     Service Coverage Ratio" of not less than 1:20:1.
                                                                     "Debt Service Coverage Ratio" means the ratio of
                                                                     (a) Lender's estimated net underwritable cash flow
                                                                     from the Property over a trailing six (6) month
                                                                     period (as determined by Lender and in accordance
                                                                     with the requirements of any rating agency
                                                                     selected by Lender in its sole discretion)
                                                                     adjusted, if necessary, to reflect the results of
                                                                     an audit of the Property cash flows, over (b) the
                                                                     sum of six (6) regularly scheduled principal and
                                                                     interest payments on the Loan); or (ii) Partial
                                                                     Release Conditions: A portion of the Deposit shall
                                                                     be released by Lender to Borrower, up to three
                                                                     times (provided there can only be three requests
                                                                     by Borrower for the full or partial release of the
                                                                     Deposit), on or before the Outside Date, such that
                                                                     the resulted funded portion of the Loan, after the
                                                                     release of a portion of the Deposit, has a Debt
                                                                     Service Coverage Ratio of not less than 1:20:1.
                                                                     ~~UNCF Calculation:~-As of the date of
                                                                     determination, Gross Potential Income will be
                                                                     determined by annualizing the current month rent
                                                                     roll, with vacant units grossed to then market
                                                                     rates and in-place above market rents marked to
                                                                     market. Other income based on lesser of T-1 or
                                                                     amount used at initial underwriting. A bad debt/
                                                                     vacancy/ concession factor equal to the greater of
                                                                     actual (as verified by bank statements),
                                                                     underwritten or market will be applied to Gross
                                                                     Potential Income (including "Other Income" subject
                                                                     to vacancy). Following the initial funding,
                                                                     Underwritten EGI to be determined based on the
                                                                     lesser of T-1 and T-3 collections. ~~-Expenses
                                                                     will be based upon the greater of trailing six
                                                                     months (annualized), borrower's budget, market or
                                                                     initial underwritten expenses. In any event, a 4%
                                                                     management fee will be applied and a $250 per/unit
                                                                     replacement and repair reserve will be applied.
                                                                     Lender reserves the right to make reasonable
                                                                     adjustments to UNCF.
35                                        NAP    316,250         0
36                                        NAP          0         0

 LOAN
NUMBER                      LOC                      ENVIRONMENTAL INSURANCE POLICY
-----------------------------------------------------------------------------------

1
2
3       $3,700,000 LOC for Wells Fargo Lease TI/LC
5
-----------------------------------------------------------------------------------

7                                                   Yes, Pollution Liability Policy
8                                                   Yes, Pollution Liability Policy
9                                                   Yes, Pollution Liability Policy
10                                                  Yes, Pollution Liability Policy
11                                                  Yes, Pollution Liability Policy
12                                                  Yes, Pollution Liability Policy
13                                                  Yes, Pollution Liability Policy
14                                                  Yes, Pollution Liability Policy
15                                                  Yes, Pollution Liability Policy
16                                                  Yes, Pollution Liability Policy
17                                                  Yes, Pollution Liability Policy
18                                                  Yes, Pollution Liability Policy
-----------------------------------------------------------------------------------

19
20
-----------------------------------------------------------------------------------
22
-----------------------------------------------------------------------------------

23
24
-----------------------------------------------------------------------------------
25
26
27
30
32
33
34
35
36




 LOAN   MORTGAGE LOAN  LOAN GROUP
NUMBER      SELLER       NUMBER                    LOAN / PROPERTY NAME                    PROPERTY ADDRESS               CITY
------------------------------------------------------------------------------------------------------------------------------------

37           CGM            1      Crossroads Shopping Center                       1505-1575 U.S. Route 41           Schererville
38           CGM            2      South Park Lofts                                 816 South Grand Avenue            Los Angeles
40           CGM            1      Mount Kisco Commons                              195 North Bedford Road            Mount Kisco
41           CGM            1      Speedway Shopping Center                         13632 Highway 99                  Lynnwood
42           CGM            1      Unisource Distribution Center                    4501 Westport Drive               Mechanicsburg
43           CGM            1      Thousand Oaks Self Storage                       3425 Old Conejo Road              Thousand Oaks
44           CGM            2      Arbors at Centennial Park                        289-375 East Arbor Circle West,   Oak Creek
                                                                                    377-471 East Arbor Circle East
                                                                                    and 401-547 East Centennial
                                                                                    Drive
45           CGM            1      Northridge Center I and II                       365 & 375 Northridge Road         Atlanta
47           CGM            1      Park View Office Building                        5821 Fairview Road                Charlotte

                                                  CROSS COLLATER-                     MASTER        PRIMARY
 LOAN                    CUT-OFF DATE PRINCIPAL  ALIZED (MORTGAGE                 SERVICING FEE  SERVICING FEE   ARD LOAN
NUMBER  STATE  ZIP CODE          BALANCE            LOAN GROUP)    MORTGAGE RATE       RATE          RATE       (YES/NO)?
-------------------------------------------------------------------------------------------------------------------------

37        IN     46375        16,000,000.00             No            5.4000%        0.0200%        0.0200%
38        CA     90017        15,250,000.00             No            4.9400%        0.0200%        0.0600%
40        NY     10549        14,433,849.01             No            5.3200%        0.0200%        0.0200%
41        WA     98037        14,200,000.00             No            5.3300%        0.0200%        0.0400%
42        PA     17055        14,184,552.42             No            5.5200%        0.0200%        0.0200%         Yes
43        CA     91320        14,108,009.69             No            5.3900%        0.0200%        0.0200%
44        WI     53154        14,000,000.00             No            5.2000%        0.0200%        0.0200%
45        GA     30350        13,740,000.00             No            5.4800%        0.0200%        0.0600%
47        NC     28209        13,525,000.00             No            5.5600%        0.0200%        0.0200%

                                         INTEREST
                                         RESERVE                                                       SCHED-     PERIODIC PAYMENT
                       ADDITIONAL        MORTGAGE                                                       ULED          ON FIRST
 LOAN                 INTEREST RATE        LOAN                                                       MATURITY        DUE DATE
NUMBER     ARD          AFTER ARD       (YES/NO)?      LOAN TYPE            GRACE PERIOD (DAYS)         DATE       AFTER CLOSING
-----------------------------------------------------------------------------------------------------------------------------------

37                                         Yes     Partial IO/Balloon                0                11/11/14           72,000.00
38                                         Yes     Partial IO/Balloon                0                03/11/10           62,779.17
40                                         Yes          Balloon                      0                02/11/15           80,699.36
41                                         Yes     Partial IO/Balloon                0                03/11/15           63,071.67
42      12/11/10  The greater of (i)       Yes            ARD                        0                12/11/24           99,080.70
                  7.52%, and (ii) 3%
                  plus annualized US
                  Treasury yield
43                                         Yes          Balloon                      0                12/11/11           79,648.76
44                                         Yes     Partial IO/Balloon                0                01/11/15           60,666.67
45                                         Yes     Partial IO/Balloon                0                02/11/12           62,746.00
47                                         Yes     Partial IO/Balloon                0                12/11/14           62,665.83

        ORIGINAL
         TERM TO                      REMAINING        STATED
        MATURITY  STATED ORIGINAL     TERM TO        REMAINING
 LOAN     / ARD     AMORTIZATION   MATURITY / ARD   AMORTIZATION    DEFEASANCE    BORROWER'S     PROPERTY      PROPERTY
NUMBER  (MONTHS)    TERM (MONTHS)     (MONTHS)     TERM (MONTHS)  LOAN (YES/NO)?   INTEREST        SIZE       SIZE TYPE
-----------------------------------------------------------------------------------------------------------------------

37         120          360              113            360             Yes       Fee Simple         152,134     SF
38          60          360               57            360              No       Fee Simple              49    Units
40         120          360              116            356             Yes       Fee Simple  71,404 (Note 2)    SF
41         120          360              117            360             Yes       Fee Simple          90,273     SF
42          72          240               66            234             Yes       Fee Simple         502,440     SF
43          84          360               78            354             Yes       Fee Simple         137,264     SF
44         120          360              115            360             Yes       Fee Simple             140    Units
45          84          360               80            360             Yes       Fee Simple         188,009     SF
47         120          360              114            360             Yes       Fee Simple         125,256     SF

                                                               ESCROWED      ESCROWED
                                                             REPLACEMENT    REPLACEMENT
                                      ESCROWED     ESCROWED    RESERVES      RESERVES      ESCROWED TI/LC
 LOAN                                ANNUAL REAL    ANNUAL     INITIAL    CURRENT ANNUAL  RESERVES INITIAL
NUMBER       LOCKBOX (YES/NO)?      ESTATE TAXES  INSURANCE    DEPOSIT        DEPOSIT          DEPOSIT
----------------------------------------------------------------------------------------------------------

37      No                             231,954           0           0         9,128                  0
38      No                              71,237      24,151           0        12,250                NAP
40      No                             520,945      65,266           0         3,096                  0
41      Yes, Springing Hard: Cash      153,993      14,510           0             0                  0
        sweep commences 12 months
        prior to the expiration of
        the Bartell Drugs lease.
        The sweep is thereafter
        terminated (a) if Bartell
        renews for a period of 5
        years or is replaced by a
        tenant acceptable to
        Lender and (b) the subject
        must maintain at least a
        1.20x coverage at a 7.0%
        constant for a consecutive
        period of six months.
42      Yes, Springing Hard: ARD             0           0           0        50,244          2,189,698
        (12/11/09) and the sweep
        is in conjunction with the
        tenant's right to
        terminate the lease at the
        end of the 6th year of the
        lease (2/11/11). The
        tenant must exercise this
        option 365 days prior
        (2/11/10). If the tenant
        does exercise this option,
        the sweep will remain
        in-place and all excess
        cash flow will be
        collected by Lender
        estimated to be $690,000.
        Lender will also collect
        the $2,150,000 termination
        fee due by the tenant. If
        the tenant does not
        exercise the termination
        option on or about
        2/11/10, and written
        confirmation has been
        provided to Lender, the
        cash flow sweep will be
        eliminated and any cash
        flow collected from the
        sweep will be released to
        the Borrower.
43      Yes, Springing Hard: If         63,555      23,203           0        15,382                NAP
        the debt service coverage
        ratio falls below 1.05x to
        1.00x on a 7.25% loan
        constant for a period of
        sixty (60) days.
44      No                             274,627      22,152           0        35,000                NAP
45      Yes, In-Place Hard: Day 1      271,112      64,105           0        47,002            100,000
47      No                             174,748      49,088           0        21,294                  0

                                           INITIAL    INITIAL
                                           DEFERRED   ENVIRON
 LOAN   ESCROWED TI/LC RESERVES CURRENT  MAINTENANCE  -MENTAL
NUMBER           ANNUAL DEPOSIT            DEPOSIT    DEPOSIT                      HOLDBACK RESERVE
-----------------------------------------------------------------------------------------------------------------

37                     24,341               68,063          0
38                        NAP                1,250      1,000  $1,150,000, The lender shall disburse the entire
                                                               Holdback Reserve Funds to Borrower upon the
                                                               satisfaction of each of the following
                                                               conditions:~~(i) No event of Default shall exist,
                                                               nor shall any condition exist which with the
                                                               giving of notice or the passage of time, shall
                                                               constitute an Event of Default, and Borrower shall
                                                               have provided to Lender a written certificate
                                                               certifying such matters.~~(ii) The request for
                                                               disbursement must occur no later than three (3)
                                                               years from date hereof, and within said three (3)
                                                               years, Borrower shall only be entitled to make
                                                               three (3) such requests for the disbursement of
                                                               the Holdback Reserve Funds.~~(iii) Borrower shall
                                                               have provided evidence satisfactory to Lender that
                                                               the property has achieved a Debt Service Coverage
                                                               Ratio (as defined below) of at least 1.20x to
                                                               1.00x in aggregate based on the following
                                                               definitions:~ (a) "Debt Service Coverage Ratio"
                                                               means the ratio of Adjusted Actual Property Net
                                                               Cash Flow to Adjusted Debt Service~ (b) "Adjusted
                                                               Actual Property Net Cash Flow" to be calculated as
                                                               sum of: [ (i) base rents and monthly recoveries
                                                               and (ii) any other income] minus Project expenses
                                                               allocable to such time period.~ (c) "Adjusted Debt
                                                               Service" will be determined on a product of (i)
                                                               the greater of the then current interest rate on
                                                               the Loan, as set forth in the Note, and 6.50%
                                                               multiplied by (ii) the outstanding principal
                                                               balance of the loan.
40                          0                2,500          0  $1,470,000, Lender held back $1,470,000, which
                                                               will be released if 1) one or more of the three
                                                               currently vacant retail spaces are leased; 2) all
                                                               tenant improvement work have been completed on the
                                                               Holdback Tenant Space and fully paid for on a
                                                               lien-free basis; 3) tenants have unconditionally
                                                               accepted and taken occupancy of the Holdback
                                                               Tenant Space, and open for business and commenced
                                                               paying rent according the terms of the lease(s),
                                                               and all free rent periods have ended and all
                                                               amounts due to tenants have been satisfied, 3) no
                                                               default exists under the leases. Furthermore,
                                                               property must achieve a 1.20x DCR at a 7.25
                                                               constant, which equates to 1.30x on the actual
                                                               constant. The current DCR is 1.18x, and we expect
                                                               the proforma DCR to reach 1.32x.
41                          0                4,581          0
42                          0                6,250          0
43                        NAP                    0          0
44                        NAP                    0          0  $1,020,000, Reserve released when property
                                                               achieves a 1.20x DSCR at a 7% constant (1.27x on a
                                                               the actual 6.59% constant) in accordance with the
                                                               terms of the Holdback Reserve and Security
                                                               Agreement executed at closing.
45                    189,716                    0          0
47                    169,096                5,000    300,000

 LOAN
NUMBER                      LOC                      ENVIRONMENTAL INSURANCE POLICY
-----------------------------------------------------------------------------------

37
38
40
41
42
43
44
45
47




 LOAN   MORTGAGE LOAN  LOAN GROUP
NUMBER      SELLER       NUMBER                    LOAN / PROPERTY NAME                    PROPERTY ADDRESS               CITY
------------------------------------------------------------------------------------------------------------------------------------

48           CGM            1      Yale New Haven Medical Center                    111 Goose Lane                    Guilford
50           CGM            1      Tracy Corners Shopping Center                    3225 North Tracy Boulevard        Tracy
51           CGM            1      Grand Retail                                     1717 North Bayshore Drive         Miami
53           CGM            1      Richmond City Center                             1100 MacDonald Avenue             Richmond
55           CGM            1      Ranch Lake Shopping Center                       8750 East State Road 70           Bradenton
58           CGM            1      Parkway Commons                                  5068 West Plano Parkway           Plano
59           CGM            2      Governours Square Apartments                     3314 Wickslow Road                Wilmington
60           CGM            2      Brookstone Apartments                            1401 North Lamb Boulevard         Las Vegas
61           CGM            1      Camino Del Rio                                   2650 Camino Del Rio North         San Diego
62           CGM            1      Commerce Center at Buena Park                    6545 Caballero Boulevard          Buena Park
64           CGM            1      National City Shopping Center                    2525 & 2531 East Plaza            National City
                                                                                    Boulevard and 901 Euclid Avenue
65           CGM            2      Corner House Lofts                               205 South State Street            Ann Arbor
66           CGM            2      Copper Run at Reserve                            2200 Great Northern Avenue        Missoula
67           CGM            1      Lake George Plaza                                1424 State Route 9                Lake George
68           CGM            1      711 Madison Avenue                               711 Madison Avenue                New York
69           CGM            1      Kirkwood Shopping Center                         11890 and 11990 Westheimer Road   Houston
70           CGM            1      Roxy Stadium 14                                  85 Santa Rosa Avenue              Santa Rosa
71           CGM            1      Spring Valley International Place                4801 Spring Valley Road           Farmers Branch
72           CGM            2      Stone Creek Apartments                           5005 Southwest Murray Boulevard   Beaverton
73           CGM            2      Villa del Rio Apartments                         3800 South Nellis Boulevard       Las Vegas
74           CGM            1      Orillia Station                                  18129 - 18230 East Valley         Kent
                                                                                    Highway
75           CGM            2      North Bay Residences                             76, 80, 81, 87, 90 & 95 Park      Lynn
                                                                                    Street
78           CGM            1      Corporate Woods Office Park                      5029 & 5041 Corporate Woods       Virginia Beach
                                                                                    Drive
81           CGM            1      Rancho San Diego Plaza                           2731-2739 Via Orange Way          Spring Valley
82           CGM            1      Things Remembered                                500 South Bailey Road             North Jackson
83           CGM            2      Crest Club Apartments                            100 Crest Club Circle             Valley
84           CGM            1      Avondale Fiesta                                  11425 West Buckeye Road           Avondale
85           CGM            1      Liberty Northwest Center                         14711-14719 Northeast 29th Place  Bellevue
87           CGM            1      Intech Eleven Office Building                    6625 Network Way                  Indianapolis

                                                  CROSS COLLATER-                     MASTER        PRIMARY
 LOAN                    CUT-OFF DATE PRINCIPAL  ALIZED (MORTGAGE                 SERVICING FEE  SERVICING FEE   ARD LOAN
NUMBER  STATE  ZIP CODE          BALANCE            LOAN GROUP)    MORTGAGE RATE       RATE          RATE       (YES/NO)?
-------------------------------------------------------------------------------------------------------------------------

48        CT     06437        13,400,000.00             No            5.5500%        0.0200%        0.0200%
50        CA     95376        12,200,000.00             No            5.5100%        0.0200%        0.0800%
51        FL     33132        12,109,896.58             No            5.5500%        0.0200%        0.1000%
53        CA     94801        10,800,000.00             No            5.7200%        0.0200%        0.0200%
55        FL     34202        10,416,348.78             No            5.1700%        0.0200%        0.0400%
58        TX     75093        10,160,000.00             No            5.4400%        0.0200%        0.0200%
59        NC     28412        10,120,000.00             No            5.0600%        0.0200%        0.0200%
60        NV     89110         9,936,909.65             No            5.5200%        0.0200%        0.0200%
61        CA     92108         9,634,273.03             No            5.3440%        0.0200%        0.0200%
62        CA     90620         9,500,000.00             No            5.4500%        0.0200%        0.0200%         Yes
64        CA     91950         9,000,000.00             No            5.2300%        0.0200%        0.0200%
65        MI     48104         9,000,000.00             No            5.4300%        0.0200%        0.0200%
66        MT     59808         8,944,432.47             No            4.7800%        0.0200%        0.0200%
67        NY     12845         8,872,398.33             No            5.8500%        0.0200%        0.0500%
68        NY     10021         8,744,707.02             No            5.5400%        0.0200%        0.0200%
69        TX     77077         8,400,000.00             No            5.3700%        0.0200%        0.0800%
70        CA     95404         8,375,377.76             No            6.2100%        0.0200%        0.0700%
71        TX     75244         8,320,000.00             No            5.5300%        0.0200%        0.0200%
72        OR     97005         8,272,853.93             No            5.1050%        0.0200%        0.0400%
73        NV     89121         8,105,618.66             No            5.4300%        0.0200%        0.0200%
74        WA     98032         7,920,000.00             No            5.4500%        0.0200%        0.0200%
75        MA     01905         7,800,000.00             No            5.4800%        0.0200%        0.0200%
78        VA     23462         7,543,780.54             No            5.5200%        0.0200%        0.0800%
81        CA     91978         6,992,362.66             No            5.6500%        0.0200%        0.0200%
82        OH     44451         6,991,340.70             No            5.3800%        0.0200%        0.0200%         Yes
83        AL     36854         6,952,134.72             No            5.2400%        0.0200%        0.0200%
84        AZ     85323         6,950,000.00             No            5.5400%        0.0200%        0.0500%
85        WA     98007         6,900,000.00             No            5.6100%        0.0200%        0.0200%
87        IN     46278         6,788,701.50             No            5.5500%        0.0200%        0.0800%

                                         INTEREST
                                         RESERVE                                                       SCHED-     PERIODIC PAYMENT
                       ADDITIONAL        MORTGAGE                                                       ULED          ON FIRST
 LOAN                 INTEREST RATE        LOAN                                                       MATURITY        DUE DATE
NUMBER     ARD          AFTER ARD       (YES/NO)?      LOAN TYPE            GRACE PERIOD (DAYS)         DATE       AFTER CLOSING
-----------------------------------------------------------------------------------------------------------------------------------

48                                         Yes     Partial IO/Balloon                0                04/11/15           61,975.00
50                                         Yes     Partial IO/Balloon                0                03/11/15           56,018.33
51                                         Yes          Balloon                      0                11/11/14           69,653.46
53                                         Yes     Partial IO/Balloon                0                04/11/15           51,480.00
55                                         Yes          Balloon                      0                11/11/11           57,462.21
58                                         Yes     Partial IO/Balloon                0                03/11/15           46,058.67
59                                         Yes     Partial IO/Balloon                0                04/11/15           42,672.67
60                                         Yes          Balloon                      0                12/11/14           56,904.45
61                                         Yes          Balloon                      0                11/11/14           54,180.12
62      11/11/14  Greater of 2% plus       Yes       Partial IO/ARD                  0                11/11/34           43,145.83
                  Rate or 3% plus
                  annualized yield
64                                         Yes     Partial IO/Balloon                0                11/11/14           39,225.00
65                                         Yes     Partial IO/Balloon                0                05/11/12           40,725.00
66                                         Yes          Balloon                      0                01/11/12           47,111.14
67                                         Yes          Balloon                      0                12/11/14           52,652.23
68                                         Yes          Balloon                      0                12/11/14           50,186.51
69                                         Yes     Partial IO/Balloon                0                04/11/15           37,590.00
70                                         Yes      Fully Amortizing                 0                11/11/24           61,930.89
71                                         Yes     Partial IO/Balloon                0                04/11/15           38,341.33
72                                         Yes          Balloon                      0                12/11/14           45,253.31
73                                         Yes          Balloon                      0                01/11/15           45,917.50
74                                         Yes     Partial IO/Balloon                0                10/11/14           35,970.00
75                                         Yes     Partial IO/Balloon                0                11/11/14           35,620.00
78                                         Yes          Balloon                      0                01/11/12           43,158.36
81                                         Yes          Balloon                      0                10/11/14           40,695.12
82      01/11/10  2% plus initial rate     Yes            ARD                        0                01/11/35           39,387.89
83                                         Yes          Balloon                      0                03/11/12           47,130.00
84                                         Yes     Partial IO/Balloon                0                12/11/14           32,085.83
85                                         Yes     Partial IO/Balloon                0                01/11/15           32,257.50
87                                         Yes          Balloon                      0                01/11/12           38,965.98

        ORIGINAL
         TERM TO                      REMAINING        STATED
        MATURITY  STATED ORIGINAL     TERM TO        REMAINING
 LOAN     / ARD     AMORTIZATION   MATURITY / ARD   AMORTIZATION    DEFEASANCE    BORROWER'S     PROPERTY      PROPERTY
NUMBER  (MONTHS)   TERM  (MONTHS)     (MONTHS)     TERM (MONTHS)  LOAN (YES/NO)?   INTEREST         SIZE      SIZE TYPE
-----------------------------------------------------------------------------------------------------------------------

48         120          360              118            360             Yes       Fee Simple          79,259     SF
50         120          360              117            360             Yes       Fee Simple          86,180     SF
51         120          360              113            353             Yes       Fee Simple          66,651     SF
53         120          360              118            360             Yes       Fee Simple          73,892     SF
55          84          360               77            353             Yes       Fee Simple          85,565     SF
58         120          360              117            360              No       Fee Simple         101,377     SF
59         120          360              118            360             Yes       Fee Simple             219    Units
60         120          360              114            354             Yes       Fee Simple             193    Units
61         120          360              113            353             Yes       Fee Simple          71,320     SF
62         120          360              113            360             Yes       Fee Simple         167,217     SF
64         120          360              113            360             Yes       Fee Simple          53,504     SF
65          84          360               83            360             Yes       Fee Simple              56    Units
66          84          360               79            355             Yes       Fee Simple             192    Units
67         120          360              114            354              No       Fee Simple          62,400     SF
68         120          360              114            354             Yes       Fee Simple          10,000     SF
69         120          360              118            360              No       Fee Simple          80,337     SF
70         240          240              233            233              No       Fee Simple          66,718     SF
71         120          360              118            360             Yes       Fee Simple         169,399     SF
72         120          360              114            354             Yes       Fee Simple             192    Units
73         120          360              115            355             Yes       Fee Simple             168    Units
74         120          360              112            360             Yes       Fee Simple          47,062     SF
75         120          360              113            360             Yes       Fee Simple             138    Units
78          84          360               79            355             Yes       Fee Simple         106,019     SF
81         120          360              112            352             Yes       Fee Simple          94,545     SF
82          60          360               55            355              No       Fee Simple         209,835     SF
83          84          240               81            237             Yes       Fee Simple             208    Units
84         120          360              114            360             Yes       Fee Simple          34,127     SF
85         120          360              115            360             Yes       Fee Simple          66,605     SF
87          84          360               79            355             Yes       Fee Simple          89,521     SF

                                                               ESCROWED      ESCROWED
                                                             REPLACEMENT    REPLACEMENT
                                      ESCROWED     ESCROWED    RESERVES      RESERVES      ESCROWED TI/LC
 LOAN                                ANNUAL REAL    ANNUAL     INITIAL    CURRENT ANNUAL  RESERVES INITIAL
NUMBER       LOCKBOX (YES/NO)?      ESTATE TAXES  INSURANCE    DEPOSIT        DEPOSIT          DEPOSIT
----------------------------------------------------------------------------------------------------------

48      Yes, Springing Soft: Cash      439,115      30,911           0        11,889                  0
        Flow Sweep six months
        prior to Yale lease
        expirations (for leases
        expiring in 2014) if
        tenant does not renew its
        lease for at least an
        additional five years.
50      Yes, Springing Hard: Cash      126,974       8,666           0        12,927                  0
        sweep commences, and
        springing hard lockbox
        triggers into place six
        months prior to expiration
        of Food-4-Less lease. If
        sweep commences, it is
        then terminated if
        Food-4-Less lease is
        renewed or tenant is
        replaced with alternative
        acceptable to Lender. Cash
        sweep also commences, and
        springing hard lockbox
        triggers into place twelve
        months prior to expiration
        of Walgreens lease. If
        sweep commences, it is
        then terminated if the
        space is leased to a
        tenant acceptable to
        Lender with a lease
        expiration beyond
        12/31/2015.
51      No                             134,685       5,662           0         9,998                  0
53      Yes, Springing Hard:           244,377      30,414           0        16,256                  0
        Triggered on or prior to
        one year prior to the
        FoodCo lease maturity
        date, if borrower does not
        deliver a $400,000 LOC in
        the event that FoodCo does
        not renew their lease.
55      Yes, In-Place Hard: Day 1      143,841      45,604           0        12,835                  0
58      Yes, Springing Hard:           245,502      16,777           0        20,274            225,000
        Earlier of: (i) 06/30/11,
        (ii) upon notice NDES does
        not intend to extend its
        lease at least five years,
        or (iii) a Cure Event
59      No                              69,278      58,783           0        54,750                NAP
60      No                             101,576      39,934           0        49,215                NAP
61      No                             139,815      15,208           0        19,156                  0
62      Yes, Springing Hard: One        74,566       6,480           0        16,722            890,000
        month before ARD
        (11/11/14)
64      Yes, Springing Hard: Upon      105,545      15,823           0         8,496                NAP
        failure of Borrower to
        deliver 400,000 letter of
        credit on or prior to the
        date which is 6 months
        prior to the expiration of
        Ralph's Lease
65      No                             237,254      22,747           0        14,336                NAP
66      No                              92,938      25,782           0        48,000                NAP
67      No                              63,809      46,975           0         9,984                  0
68      Yes, Springing Hard: From      326,957      24,653           0         3,100                NAP
        and after 03/01/10 through
        an occurrence of a Cure
        Event (earlier of (i)
        Cavalli renewal or (ii)
        replacement tenant
        acceptable to Lender
        provides an estoppel.)
69      No                             154,405      32,075           0        17,674             50,000
70      No                                   0           0           0             0                  0
71      Yes, In-Place Hard: Day 1      222,850      20,935           0        42,144                  0
72      No                             155,991      25,359           0        51,456                NAP
73      No                              86,664      36,900           0        43,176                NAP
74      No                              57,606      15,464           0         7,059                  0
75      No                             101,827      67,201           0        38,220                NAP
78      Yes, In-Place Hard: Day 1      105,385      31,625           0        55,130                  0
81      No                             117,003           0           0        19,100                  0
82      Yes, In-Place Hard: Day 1            0           0           0        20,984            240,000
83      No                              72,922      42,000           0        52,000                NAP
84      Yes, In-Place Hard: Day 1       85,568      10,165      50,000             0            150,000
85      No                              83,089      11,939           0        13,182                  0
87      Yes, In-Place Hard: Day 1      143,489      20,794           0        17,904                  0

                                           INITIAL    INITIAL
                                           DEFERRED   ENVIRON
 LOAN   ESCROWED TI/LC RESERVES CURRENT  MAINTENANCE  -MENTAL
NUMBER           ANNUAL DEPOSIT            DEPOSIT    DEPOSIT                      HOLDBACK RESERVE
-----------------------------------------------------------------------------------------------------------------

48                     55,481                    0          0  $330,000, At closing, Borrower deposited an amount
                                                               of $330,000 for the Holdback Reserve. Borrower has
                                                               three opportunities in first three years of loan
                                                               to request release (in minimums of $50,000.00) of
                                                               DSCR Holdback when DSCR is not less than 1.20x,
                                                               calculated using: (A) the greater of (1) a
                                                               constant of 6.96%, or (2) actual annual P&I
                                                               payments; and the Net Cash Flow from the Property
                                                               (defined as Revenues less (W) actual annualized
                                                               operating expenses, (X) the greater of (I) 4% of
                                                               gross revenues, or (II) the actual management fee
                                                               paid, and (Y) underwritten TILC and replacement
                                                               reserves, calculated as $67,370.28 per year
                                                               ("Revenues" defined as rents and scheduled
                                                               recoveries received from tenants at the property,
                                                               adjusted to accommodate an assumed vacancy rate of
                                                               5%). A DCR of 1.22x at the actual constant is
                                                               required to qualify for the release and of the
                                                               holdback.
50                     41,073                    0          0
51                     33,361                    0          0
53                          0                4,375          0
55                     21,391                    0          0
58                    125,292               16,713          0
59                        NAP               42,969          0
60                        NAP                    0          0
61                     71,763               42,144          0
62                     33,588                    0          0
64                          0                    0          0
65                        NAP                    0          0  $250,000, Funds released upon satisfaction of (i)
                                                               EGI shall be a minimum of 1,267,144 (ii) DSCR at
                                                               least 1.20x. Release, if it is to occur, must
                                                               occur within three (3) years of closing date.
66                        NAP                    0      9,550
67                     32,256                    0          0
68                     24,228                    0          0
69                     40,169                  469          0
70                          0                    0          0
71                     99,060               23,438          0
72                        NAP                    0          0
73                        NAP                    0          0
74                     23,531                    0          0
75                        NAP               11,188          0
78                    132,524                    0          0
81                     47,751                    0          0
82                          0                5,313          0
83                        NAP                    0          0
84                          0                3,750          0
85                     66,329                1,575          0
87                    134,282               12,563          0

 LOAN
NUMBER                      LOC                      ENVIRONMENTAL INSURANCE POLICY
-----------------------------------------------------------------------------------

48
50
51
53
55
58
59
60
61
62
64
65
66
67
68
69
70
71
72
73
74
75
78
81
82
83
84
85
87




 LOAN   MORTGAGE LOAN  LOAN GROUP
NUMBER      SELLER       NUMBER                    LOAN / PROPERTY NAME                    PROPERTY ADDRESS               CITY
------------------------------------------------------------------------------------------------------------------------------------

89           CGM            1      Marshall's - Swampscott, MA                      465 Paradise Road                 Swampscott
90           CGM            1      Riverview Commons                                19010-19220 Fort Street           Riverview
91           CGM            2      Gentry's Walk Apartments                         328 Bedford Road                  Bedford
93           CGM            1      Mariner's Center                                 149, 177, 191 Riverside Avenue    Newport Beach
94           CGM            2      Little Creek Apartments                          195-465 Northeast 36th Street     Newport
95           CGM            1      Westview Shopping Center                         3415 Olton Road                   Plainview
97           CGM            1      Stage Road Commons                               7986 Stage Road                   Bartlett
98           CGM            1      East Mesa Medical Center                         6550 East Broadway Road and 6553  Mesa
                                                                                    East Baywood Avenue
100          CGM            1      Central Self Storage-4200 Highway                4200 Highway 1                    Rehoboth Beach
101          CGM            2      Palm Vista                                       3726-3748 Central Avenue          Fort Myers
102          CGM            1      Landmark Shopping Center                         2400-2484 West Victory Boulevard  Burbank
103          CGM            1      Foothill Farms                                   5401-5445 Auburn Boulevard        Sacramento
104          CGM            1      Southland Landing                                24345 Southland Drive             Hayward
105          CGM            1      Bayport Self Storage                             709 Church Street                 Bayport
106          CGM            1      465 Cleveland Avenue                             465 Cleveland Avenue              Westerville
107          CGM            1      Fry's Shopping Center                            2632 and 2620 South 83rd Avenue   Phoenix
108          CGM            1      Plymouth Green Technology Center                 3600 Green Court                  Ann Arbor
109          CGM            1      Family Village Shopping Center                   3806-3816 Tongass Avenue          Ketchikan
110          CGM            1      1733 Ocean Avenue                                1733 Ocean Avenue                 Santa Monica
114          CGM            2      Tremont Village Apartments                       611 Pineview Drive                Valdosta
115          CGM            1      Eckerd Plaza-Slane Portfolio                     50-15 Roosevelt Avenue            Woodside
117          CGM            1      Fiesta Mexicana Market                           263-275 East 9th Street           San Bernardino
118          CGM            1      Eckerd Drug Store-Kutztown                       23 North Elm Street               Kutztown
119          CGM            2      Winthrop Court Apartments                        441 Winthrop Street               Torrington
120          CGM            2      Woodruff Court Apartments                        33 Woodruff Street                Litchfield
121          CGM            1      University Commons                               2975 University Parkway           Sarasota
123          CGM            2      Brookgate Apartments                             451 Harwinton Avenue              Torrington
124          CGM            2      Holly House Apartments                           23-24 Holly House Court           Litchfield

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE CAROLINA PLACE NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS CP-1, CP-2 AND CP-3 CERTIFICATES. THE CAROLINA PLACE
NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

1b           CGM           NAP     Carolina Place (non-pooled portion)

                                                  CROSS COLLATER-                     MASTER        PRIMARY
 LOAN                    CUT-OFF DATE PRINCIPAL  ALIZED (MORTGAGE                 SERVICING FEE  SERVICING FEE   ARD LOAN
NUMBER  STATE  ZIP CODE          BALANCE            LOAN GROUP)    MORTGAGE RATE       RATE          RATE       (YES/NO)?
-------------------------------------------------------------------------------------------------------------------------

89        MA     01907         6,450,000.00             No            5.4500%        0.0200%        0.0200%
90        MI     48192         6,450,000.00             No            5.5500%        0.0200%        0.0200%
91        TX     76022         6,425,000.00             No            5.0400%        0.0200%        0.0200%
93        CA     92659         6,200,000.00             No            5.2800%        0.0200%        0.0200%
94        OR     97365         6,183,319.84             No            5.0200%        0.0200%        0.0500%
95        TX     79072         6,081,748.21             No            5.5000%        0.0200%        0.0400%
97        TN     38133         5,972,829.52             No            5.3600%        0.0200%        0.0400%
98        AZ     85206         5,890,000.00             No            5.5900%        0.0200%        0.0500%
100       DE     19971         5,625,942.80             No            5.6900%        0.0200%        0.0200%
101       FL     33901         5,000,000.00             No            5.5900%        0.0200%        0.1200%
102       CA     91506         5,000,000.00             No            5.4200%        0.0200%        0.0200%
103       CA     95841         5,000,000.00             No            5.2200%        0.0200%        0.0200%
104       CA     94545         4,989,550.90             No            5.3910%        0.0200%        0.0200%
105       NY     11705         4,650,000.00             No            5.5100%        0.0200%        0.0200%
106       OH     43082         4,500,000.00             No            5.5700%        0.0200%        0.0800%
107       AZ     85043         4,480,000.00             No            5.5900%        0.0200%        0.0500%
108       MI     48105         4,464,879.23             No            5.4200%        0.0200%        0.0200%
109       AK     99901         4,340,000.00             No            5.6600%        0.0200%        0.0800%
110       CA     90401         4,100,000.00             No            4.8850%        0.0200%        0.0200%
114       GA     31602         3,952,182.43             No            5.6550%        0.0200%        0.0700%
115       NY     11377         3,896,681.85             No            5.9000%        0.0200%        0.0200%
117       CA     92410         3,581,998.38             No            5.8600%        0.0200%        0.0200%
118       PA     19530         3,230,497.35             No            6.0200%        0.0200%        0.0200%
119       CT     06790         2,921,000.00             No            4.9700%        0.0200%        0.0200%
120       CT     06759         2,818,000.00             No            4.9700%        0.0200%        0.0200%
121       FL     34243         2,652,289.54             No            5.6400%        0.0200%        0.0800%
123       CT     06790         2,290,000.00             No            4.9700%        0.0200%        0.0200%
124       CT     06759         1,386,000.00             No            4.9700%        0.0200%        0.0200%

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE CAROLINA PLACE NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS CP-1, CP-2 AND CP-3 CERTIFICATES. THE CAROLINA PLACE
NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

1b                            15,800,000.00             No            4.5975%        0.0100%        0.0000%

                                         INTEREST
                                         RESERVE                                                       SCHED-     PERIODIC PAYMENT
                       ADDITIONAL        MORTGAGE                                                       ULED          ON FIRST
 LOAN                 INTEREST RATE        LOAN                                                       MATURITY        DUE DATE
NUMBER     ARD          AFTER ARD       (YES/NO)?      LOAN TYPE            GRACE PERIOD (DAYS)         DATE       AFTER CLOSING
-----------------------------------------------------------------------------------------------------------------------------------

89                                         Yes     Partial IO/Balloon                0                03/11/15           29,293.75
90                                         Yes     Partial IO/Balloon                0                04/11/15           29,831.25
91                                         Yes     Partial IO/Balloon                0                02/11/15           26,985.00
93                                         Yes     Partial IO/Balloon                0                03/11/15           27,280.00
94                                         Yes          Balloon                      0                01/11/15           33,466.37
95                                         Yes          Balloon                      0                03/11/15           34,635.13
97                                         Yes          Balloon                      0                02/11/15           33,542.19
98                                         Yes     Partial IO/Balloon                0                02/11/15           27,437.58
100                                        Yes          Balloon                      0                02/11/15           32,756.83
101                                        Yes     Partial IO/Balloon                0                04/11/10           23,291.67
102                                        Yes     Partial IO/Balloon                0                01/11/15           22,583.33
103                                        Yes     Partial IO/Balloon                0                01/11/15           21,750.00
104                                        Yes          Balloon                      0                04/11/15           28,048.46
105                                        Yes       Interest Only                   0                02/11/10           21,647.80
106                                        Yes     Partial IO/Balloon                0                01/11/15           20,887.50
107                                        Yes     Partial IO/Balloon                0                11/11/14           20,869.33
108                                        Yes          Balloon                      0                01/11/15           27,419.36
109                                        Yes     Partial IO/Balloon                0                05/11/15           20,470.33
110                                        Yes       Interest Only                   0                04/11/15           16,922.23
114                                        Yes          Balloon                      0                04/11/15           22,871.06
115                                        Yes          Balloon                      0                05/11/15           23,132.32
117                                        Yes          Balloon                      0                01/11/15           21,260.86
118                                        Yes      Fully Amortizing                 0                04/11/25           23,278.47
119                                        Yes     Partial IO/Balloon                0                03/11/12           12,097.81
120                                        Yes     Partial IO/Balloon                0                03/11/12           11,671.22
121                                        Yes          Balloon                      0                03/11/15           15,337.66
123                                        Yes     Partial IO/Balloon                0                03/11/12            9,484.42
124                                        Yes     Partial IO/Balloon                0                03/11/12            5,740.35

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE CAROLINA PLACE NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS CP-1, CP-2 AND CP-3 CERTIFICATES. THE CAROLINA PLACE
NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

1b                                         Yes          Balloon        2 (for 1st and 2nd occurence)  01/11/10  670,528.98 (Note 3)

        ORIGINAL
         TERM TO                      REMAINING        STATED
        MATURITY  STATED ORIGINAL     TERM TO        REMAINING
 LOAN     / ARD     AMORTIZATION   MATURITY / ARD   AMORTIZATION    DEFEASANCE    BORROWER'S     PROPERTY      PROPERTY
NUMBER  (MONTHS)   TERM  (MONTHS)     (MONTHS)     TERM (MONTHS)  LOAN (YES/NO)?   INTEREST         SIZE      SIZE TYPE
-----------------------------------------------------------------------------------------------------------------------

89         120          360              117            360              No       Fee Simple          53,872     SF
90         120          360              118            360             Yes       Fee Simple          93,026     SF
91         120          360              116            360             Yes       Fee Simple             266    Units
93         120          360              117            360             Yes       Fee Simple          24,205     SF
94         120          360              115            355             Yes       Fee Simple             180    Units
95         120          360              117            357             Yes       Fee Simple         126,113     SF
97         120          360              116            356             Yes       Fee Simple          78,297     SF
98         120          360              116            360             Yes       Fee Simple          56,348     SF
100        120          360              116            356             Yes       Fee Simple          94,197     SF
101         60          360               58            360             Yes       Fee Simple             136    Units
102        120          360              115            360             Yes       Fee Simple          28,119     SF
103        120          360              115            360             Yes       Fee Simple          64,813     SF
104        120          360              118            358             Yes       Fee Simple          13,465     SF
105         60     Interest Only          56       Interest Only         No       Fee Simple          61,370     SF
106        120          360              115            360             Yes       Fee Simple          44,797     SF
107        120          360              113            360             Yes       Fee Simple          19,680     SF
108        120          300              115            295             Yes       Fee Simple          62,375     SF
109        120          360              119            360             Yes       Fee Simple          40,135     SF
110        120     Interest Only         118       Interest Only        Yes       Fee Simple          29,006     SF
114        120          360              118            358             Yes       Fee Simple              69    Units
115        120          360              119            359             Yes        Leasehold          20,445     SF
117        120          360              115            355             Yes       Fee Simple          59,936     SF
118        240          240              238            238             Yes       Fee Simple          13,824     SF
119         84          360               81            360             Yes       Fee Simple              60    Units
120         84          360               81            360             Yes       Fee Simple              36    Units
121        120          360              117            357             Yes       Fee Simple          11,000     SF
123         84          360               81            360             Yes       Fee Simple              54    Units
124         84          360               81            360             Yes       Fee Simple              22    Units

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE CAROLINA PLACE NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS CP-1, CP-2 AND CP-3 CERTIFICATES. THE CAROLINA PLACE
NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

1b          55          355               55            355             Yes       Fee Simple

                                                               ESCROWED      ESCROWED
                                                             REPLACEMENT    REPLACEMENT
                                      ESCROWED     ESCROWED    RESERVES      RESERVES      ESCROWED TI/LC
 LOAN                                ANNUAL REAL    ANNUAL     INITIAL    CURRENT ANNUAL  RESERVES INITIAL
NUMBER       LOCKBOX (YES/NO)?      ESTATE TAXES  INSURANCE    DEPOSIT        DEPOSIT          DEPOSIT
----------------------------------------------------------------------------------------------------------

89      Yes, Springing Hard: On              0           0           0         5,331                  0
        12/31/13, unless a)
        Marshalls has exercised
        its right to renew its
        lease or b) Lender
        receives an estoppel from
        a replacement tenant
        acceptable to Lender.
90      No                             121,808      31,329           0        15,814                  0
91      No                             139,885           0           0        66,500                NAP
93      Yes, Springing Hard: Upon:      21,090      16,696           0         3,702                  0
        Post Office vacates or
        does not opt to exercise
        extension rights for at
        least 5 years on or before
        11/10/13
94      No                              98,791      25,164           0        49,140                NAP
95      Yes, Springing Hard: After      58,796      29,742           0        18,917                  0
        07/31/09, if United Lease
        is not extended upon terms
        acceptable to Lender to
        10/31/15 or later
97      No                             115,581      22,037           0        11,745                  0
98      Yes, In-Place Hard: Day 1      116,489       6,703           0        11,270            100,000
100     No                              19,739       9,921           0         9,400                NAP
101     No                              80,820      55,876           0        44,744                NAP
102     No                              70,832       8,612           0         5,624                  0
103     Yes, Springing Hard:            68,750      20,209           0        10,380                NAP
        Failure to provide
        $250,000 LOC 1 year prior
        to Albertson's rollover
104     No                              74,457       7,603           0         2,020            207,070
105     Yes, Springing Soft: Upon       94,749      18,049           0         6,137                NAP
        Event of Default
106     Yes, In-Place Hard: Day 1       33,281      12,898           0         8,959            285,000
107     Yes, Springing Hard: 6          49,200       9,073           0             0                  0
        months prior to the lease
        expiration of Blockbuster
108     No                             166,274      16,272           0         9,533                  0
109     Yes, Springing Hard: One        52,923      19,346     128,125         6,020                  0
        year prior to the
        expiration of the A&P
        Market Lease
110     No                                   0           0         NAP           NAP                  0
114     No                              37,348      10,339           0        17,250                NAP
115     No                             130,901      24,744           0         3,067                  0
117     No                              45,611      31,582           0         8,813                  0
118     No                                   0       1,925           0             0                  0
119     No                              54,990      17,723           0        15,000                NAP
120     No                              29,986       8,521           0         9,000                NAP
121     No                              13,885      16,184           0         1,650                  0
123     No                              37,092      16,368           0        13,500                NAP
124     No                              17,113       5,798           0         5,500                NAP

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE CAROLINA PLACE NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS CP-1, CP-2 AND CP-3 CERTIFICATES. THE CAROLINA PLACE
NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

1b

                                           INITIAL    INITIAL
                                           DEFERRED   ENVIRON
 LOAN   ESCROWED TI/LC RESERVES CURRENT  MAINTENANCE  -MENTAL
NUMBER           ANNUAL DEPOSIT            DEPOSIT    DEPOSIT                      HOLDBACK RESERVE
-----------------------------------------------------------------------------------------------------------------

89                     22,388                    0      3,750
90                     46,513               25,889      1,450
91                        NAP                    0          0
93                     35,081                3,125          0
94                        NAP                    0          0
95                     40,158                3,750          0
97                     38,649               31,384          0
98                     45,000                    0          0
100                       NAP                3,375          0
101                       NAP               22,275          0  Lender collected $150,000 at closing. The reserve
                                                               qualifies for release when (1) the property
                                                               achieves DSCR of 1.2 to 1.0 as supported by cash
                                                               collections for the then past six (6) months at
                                                               higher of 7.0% and the actual constant (2) no
                                                               event of default exists; and (3) the reserve of
                                                               $322,366.86 for the casualty holdback has been
                                                               released.
102                    14,060                  688          0
103                         0                    0          0
104                    13,465                    0          0
105                       NAP                    0          0
106                    55,000                    0          0
107                         0                    0          0
108                    91,692                    0          0
109                    26,903                    0          0
110                         0                    0          0
114                       NAP                    0          0
115                     5,111               21,875          0
117                         0                3,975          0
118                         0                    0          0
119                       NAP                    0          0
120                       NAP                    0          0
121                    11,167                    0          0
123                       NAP                    0          0
124                       NAP                    0          0

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE CAROLINA PLACE NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS CP-1, CP-2 AND CP-3 CERTIFICATES. THE CAROLINA PLACE
NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

1b

 LOAN
NUMBER                      LOC                      ENVIRONMENTAL INSURANCE POLICY
-----------------------------------------------------------------------------------

89
90
91
93
94
95
97
98
100
101
102
103
104
105
106
107
108
109
110
114
115
117
118
119
120
121
123
124

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE CAROLINA PLACE NON-POOLED PORTION, WHICH IS
ASSOCIATED WITH THE CLASS CP-1, CP-2 AND CP-3 CERTIFICATES. THE CAROLINA PLACE
NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

1b
